UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2008


                          TurboSonic Technologies, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-21832                   13-1949528
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                         550 Parkside Drive, Suite A-14
                            Waterloo, Ontario N2L 5V4
                                     Canada
                    (Address of principal executive offices)


                  Registrant's telephone number: (519) 885-5513


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

     The information previously reported on this Form 8-K, dated January 28, 2008, and filed with the Securities and Exchange Commission on February 1, 2008, is incorporated herein by reference.

     We have provided Mintz & Partners LLP ["Mintz"] with a copy of the disclosures we are making in this Form 8-K in response to Item 304(a) of Regulation S-B. We requested that Mintz furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us. We have annexed such letter hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.     Description
    -----------     -----------

        16.1        Letter from Mintz & Partners  LLP to the SEC dated  February
                    4, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2008


                                            TurboSonic Technologies, Inc.



                                            By:    /s/ Egbert van Everdingen
                                               ------------------------------
                                                 Name:  Egbert van Everdingen
                                                 Title: President
                                                        Secretary & Treasurer